                                                      EXHIBIT 10.61

                          AMENDMENT NO. 2
                 TO MASTER INTERCOMPANY AGREEMENT

      THIS  AMENDMENT  NO.  2  (this  "Amendment")  to  the  Master
Intercompany  Agreement  (the  "Agreement")  dated as of April  26,
1993,   and  amended  as  of  September  30,  1996,  by  and  among
International   Truck  and  Engine   Corporation   (f/k/a  Navistar
International   Transportation   Corp.),  a  Delaware   corporation
("International")  and Navistar Financial  Corporation,  a Delaware
corporation  ("NFC") is made and  entered  into as of this 16th day of August, 2000 by and among International and Navistar Financial.

      WHEREAS,   International   was  formerly  known  as  Navistar
International  Transportation  Corp.  and  was  referred  to in the
Agreement as "NITC",  but  International  now wishes to be referred to in the Agreement as "International";

      WHEREAS,  NFC desires to securitize  certain Retail  Accounts which are sold by  International  to NFC pursuant to Article III of the Agreement; and

      WHEREAS NFC desires to clarify  the terms  through  which the
Retail Accounts are sold to NFC:

      NOW,  THEREFORE,  for good and  valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged:

      International and NFC hereby agree as follows:

      1.   Defined  Terms.  Capitalized  terms used  herein but not
           otherwise  defined  shall have the meanings set forth in
           the Agreement, as amended by this Amendment.

      2.   Changes to Existing Definitions.

           A.   The term "NITC," wherever used in the Agreement, is
           hereby deleted and replaced with the term "International."

           B.   The definition of "Retail  Account" in Article 1 of
           the  Agreement  shall be amended and restated to read in
           its entirety as follows:

           Retail  Account  means an unsecured  account  receivable
           owing  to  International  arising  out of  sales  of New
           International  Products and Used Goods by  International
           to its national  accounts (fleet) truck retail customers
           and TEMs in the  ordinary  course of its  business,  all
           Related  Security  with  respect  to  each  such  Retail
           Account,  all Collections with respect thereto,  and all
           cash and  non-cash  Proceeds  of the  foregoing.  Retail
           Accounts for  purposes of Article III of this  Agreement
           shall  refer  to  retail   accounts  which  are  now  in
           existence  and which may hereafter  come into  existence
           and  which are to be sold to NFC as  mutually  agreed to
           from time to time between International and NFC.

           C.   The definition of "New International Products"
           shall be amended and restated to read in its entirety
           as follows:

                New International  Products means New International
                Trucks,  engines  (including,  but not  limited to,
                any  engines  sold to  Ford  pursuant  to the  Ford
                Supply Agreements),  and parts manufactured or sold
                by International.

           D.   The definition of "TEM" in Article 1 of the
           Agreement shall be amended to state the following:

                TEM  means (i) Ford,  as  purchaser  under any Ford
                Supply  Agreement,   and  (ii)  a  truck  equipment
                manufacturer    and    its    distributors    which
                incorporate  International's  chassis or components
                into its products,  provided such  manufacturer  or
                distributor  is a  party  to a TEM  agreement  with
                International  under which agreement  International
                agrees   to   provide   chassis   or  other   truck
                components   to   be    incorporated    into   such
                manufacturer's products.

      3.   New Definitions.  Article I of the Agreement shall be
           amended to add the following defined terms:

           Collections  shall  mean,  for any Retail  Account as of
           any date,  (i) the sum of all  amounts,  whether  in the
           form of wire transfer,  cash,  checks,  drafts, or other
           instruments,  received by  International  in payment of,
           or applied  to, any amount owed by an Obligor on account
           of  such   Retail   Account  on  or  before  such  date,
           including,  without limitation,  all amounts received on
           account of such  Retail  Account  and all other fees and
           charges and (ii) cash proceeds of Related  Security with
           respect to such Retail Account.

           Contract   shall   mean  a  binding   contract   between
           International  and an  Obligor  including  any  and  all
           instruments,  agreements,  invoices  or  other  writings
           which gives rise to or  evidences  indebtedness  for the
           purchase  of one or more  New  International  Trucks  or
           Used Goods or related services from  International  (but
           excluding  (i)  any  dealer  note or  other  "floorplan"
           financing   and  (ii)  any   retail   installment   sale
           contract,   retail  note,   lease,   or  other  secured,
           intermediate term indebtedness).

           Ford   means  Ford   Motor   Company   and  any  of  its
           affiliates, as applicable.

           Ford Supply  Agreements means the Next Generation Diesel
           Supply   Agreement   entered   into   between  Ford  and
           International   as  of  October   1,   1987;   the  Next
           Generation  II  Diesel  Supply  Agreement  entered  into
           between Ford and  International  as of October 29, 1997;
           the V6  Diesel  Engine  Supply  Agreement  entered  into
           between  Ford and  International  as of August 1,  1999;
           any  amendments  to the  foregoing  agreements  and  any
           successor agreements.

           Related  Security  shall mean with respect to any Retail
           Account:

(a)   all Contracts with respect to such Retail Account;

(b)   all of International's interest, if any, in the New
                International Trucks and Used Goods;

(c)   all other security interests or liens and property subject thereto from time to time, if any, purporting to
                secure payment of such Retail Account, whether
                pursuant to the Contract related to such Retail
                Account or otherwise, together with all financing
                statements signed by an Obligor describing any
                collateral securing such Retail Account;

(d)   all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from
                time to time supporting or securing payment of
                such Retail Account whether pursuant to the
                Contract related to such Retail Account or
                otherwise;

(e)   all records relating to, and all service contracts and any other contracts associated with, the Retail
                Accounts, the Contracts or the Obligors;

(f)   all Proceeds of the foregoing.

           Obligor  shall mean,  for any Retail  Account,  each and
           every   Person   who   purchased   one   or   more   New
           International  Trucks or Used Goods or related  services
           on credit  under a Contract and who is obligated to make
           payments to International pursuant to such Contract.

           Proceeds  shall  mean  "proceeds"  as defined in Section
           9-306(1) of the Uniform  Commercial Code as in effect in
           the State of New York and in the jurisdiction  whose law
           governs the perfection of ownership interests therein.

      4.   Retail Account  Service  Charge.  The description of the
           "Retail Account Service Charge" in Article III.C.  shall
           be amended to state the following:

           International  agrees  to pay  NFC  the  Retail  Account
           Service Charge as provided herein,  which Retail Account
           Service  Charge should not be construed as interest on a
           loan,  but rather as a payment  for  services  rendered.
           The Retail  Account  Service  Charge  shall be accounted
           for  under the  Current  Account  Statement  and paid by
           International  to NFC on each Current Account  Statement
           Date.  The  Retail  Account   Service  Charge  shall  be
           determined  monthly by  multiplying  the Service  Charge
           Rate,  expressed as a monthly rate,  with respect to the
           relevant  Retail  Account   Settlement   Period  by  the
           average  of  the   averages  of  sold  Retail   Accounts
           including   additions   thereto   outstanding   at   the
           beginning  and  at  the  end  of  each  Retail   Account
           Settlement Period during a calendar month.

      5.   Consent to Assignment.   International consents  to  the
           assignment  by NFC of certain  of its rights  under this
           Agreement  and certain  Retail  Accounts and the Related
           Security,  Collections  and Proceeds  pertaining to such
           Retail Accounts  pursuant to a Purchase  Agreement dated
           as of August  16,  2000  between  NFC and  Truck  Retail
           Accounts  Corporation,  as the same may be amended  from
           time to time.

      6.   Effectiveness of  Amendments.  This  Amendment shall  be
           deemed effective on the date hereof. Except as expressly
           set forth above, all terms of the Agreement shall be and
           remain in full  force and  effect  and shall  constitute
           the   legal,   valid   and   binding   and   enforceable
           obligations  of the  parties  hereto.  To the extent any
           terms and conditions in the Agreement  shall  contradict
           or  be  in  conflict   with  any   provisions   of  this
           Amendment,   the  provisions  of  this  Amendment  shall
           govern.

      7.   Governing  law. THIS AMENDMENT AND THE  AGREEMENT  SHALL
           BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, UNLESS
           OTHERWISE  NOTED,  THE LAWS OF THE  STATE  OF  ILLINOIS,
           WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,
           AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
           HEREUNDER   AND   THEREUNDER   SHALL  BE  DETERMINED  IN
           ACCORDANCE WITH SUCH LAWS.

      8.   Counterparts. This Amendment may be executed in separate
           counterparts each  of which shall be an original and all
           of which taken together shall constitute one and the
           same agreement.

      IN WITNESS WHEREOF, the parties thereto have executed this
      Amendment as of this 16th day of August, 2000.

                     INTERNATIONAL TRUCK AND ENGINE CORPORATION

                     By:  ______________________
                     Title:    ______________________

                     NAVISTAR FINANCIAL CORPORATION

                     By:  ______________________
                     Title:    ______________________